                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2000

      British Columbia
----------------------------    _____________________     ___________________
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                   Identification No.)


                         930 West 1st Street, Suite 102,
                North Vancouver, British Columbia, Canada V7P 3N4
                -------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (604) 988-0440

ITEM 5.  OTHER MATTERS

         REPORTING STATUS

Sideware Systems Inc. has determined that it may now be a domestic issuer for purposes of the Securities and Exchange Act of 1934. Accordingly, the company intends to begin filing reports on the forms prescribed for domestic issuers.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIDEWARE SYSTEMS INC.

                                       "Grant Sutherland"
Date:  October 24, 2000                ----------------------------------------
                                       Grant Sutherland, Chairman